Exhibit 99.2
Form 8-K
Viking Systems, Inc.
File No. 000-49636

                              VIKING SYSTEMS, INC.

                      CHARTER OF THE COMPENSATION COMMITTEE

                            OF THE BOARD OF DIRECTORS


     The Board of Directors (the "Board") of Viking Systems, Inc. (the "Company") has constituted and established a Compensation Committee (the "Committee") with authority, responsibility, and specific duties as described in this Compensation Committee Charter, subject to and in accordance with any applicable provisions set forth in the By-Laws of the Company, which provisions are incorporated by reference herein.

I.   Purpose of the Committee

     The purpose of the Committee is:
     o To discharge the Board's responsibility relating to compensation of the Corporation's directors and executive officers, including approving individual executive officer compensation;
     o To review and recommend to the Board compensation plans, policies and benefit programs for employees generally; and
     o To prepare the report on executive compensation required to be included in the Corporation's annual proxy statement.

II. Composition and Term of Office of the Committee

     The Committee shall consist of not less than three members. Each member of the Committee shall be appointed by the Board upon the recommendation of the Nominating/Corporate Governance Committee and shall satisfy the independence requirements for members of the Committee of the Company under NASDAQ rules. Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws. One member shall serve as Chairman of the Committee.



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     The  members of the  Committee  shall serve for such terms as may be set by the Board. Members of the Committee may be removed or replaced by a majority vote of the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.

III. Authority and Responsibilities of the Committee

     The Committee's primary responsibility is to assure that the senior executives of the Company and its subsidiaries are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies.

     The Committee shall also communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

     o Review from time to time and approve the Company's stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the Company's executive compensation strategy supports organization objectives and shareholder interests.
     o Review annually and determine the individual elements of total compensation for the Chief Executive Officer consistent with the Company's compensation strategy and objectives and communicate in the annual Committee Report to shareholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the relationship of the Company's performance to the Chief Executive Officer's compensation.
     o Review and approve the individual elements of total compensation for individuals determined by the Board to be executive officers of the Corporation under Section 16 of the Securities Exchange Act of 1934.
     o Communicate in the annual Committee Report to shareholders the specific relationship of corporate performance to executive compensation.
     o Assure that the Company's annual and long-term bonus and incentive compensation plans are administered in a manner consistent with the Company's compensation strategy as to participation, target annual incentive awards, corporate financial goals, actual awards paid to senior management, and total funds reserved for payment under the compensation plans.
     o Make recommendations to the Board with respect to incentive compensation plans and equity-based plans and approve, subject, where appropriate, to submission to shareholders, all new equity-related incentive plans for senior management.
     o Review and approve all grants of stock options and other equity awards.
     o Review and approve all employment agreements, separation and severance agreements and similar agreements with executive officers.

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     o    Review and make recommendations to the Board on matters concerning the directors' annual retainer, as well as any other compensation programs for the directors, committee chairpersons and committee members, consistent with any applicable requirements of the NASDAQ listing standards.
     o If appropriate, hire experts in the field of executive compensation to assist the Committee with its reviews.

IV.   Other Responsibilities of the Committee

     o Following each Committee meeting, report at the next meeting of the full Board all significant items discussed at the Committee meeting.
     o Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
     o    Conduct an annual performance evaluation of the Committee.
     o Take such further actions or provide such further advice as the full Board may from time to time delegate to the committee.

V. Meetings of the Committee and Operating Principles

     The members of the Committee shall select a chairman whom will preside at each meeting of the Committee and, in consultation with the two other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting.

     Meetings of the Committee may be called as needed by the Chairman of the Committee, Chairman of the Board, or the Chief Executive Officer.

     The   Committee   will  meet  as  often  as  necessary  to  carry  out  its
     responsibilities, but in any case, at least two times each year. Minutes of each meeting will be kept and distributed to the entire Committee.

     Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     In addition, at the first meeting of the Committee and at each first meeting held in each successive year, the chair, in consultation with the other members of the Committee, shall propose a list of items to be addressed by the Committee during the coming year.

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     The chair  shall  ensure that the agenda for each  upcoming  meeting of the
     Committee is circulated to each member of the Committee as well as to each other director in advance of the meeting, and that the list of items to be addressed by the Committee during the coming year is circulated to each member of the Committee as well as to each other director not later than five business days after the first meeting of the Committee each year. The chair, subject to the approval of a majority of the members of the Committee, shall have the authority to change the agenda to respond to any matters that warrant attention.


VI.   Evaluation of the Committee

     The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

VII.  Investigations and Studies; Outside Advisers

     The Committee may conduct or authorize studies of matters within the Committee's scope and retain, at the Company's expense, such independent counsel it deems necessary. The Committee shall have the authority to hire and to terminate a compensation consultant to assist the Committee in its responsibilities.



















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